UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 31, 2019

CERES TACTICAL GLOBAL L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-31563	13-4084211
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Ceres Managed Futures LLC

522 Fifth Avenue

New York, New York 10036

(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code: (855) 672-4468

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Ceres Managed Futures LLC, the general partner of the Registrant (the “General Partner”), the Registrant and ADG Capital Management LLP (“ADG”) have entered into a management agreement, dated as of February 1, 2019 (the “ADG Management Agreement”), pursuant to which ADG manages the portion of the Registrant’s assets allocated to it.

The General Partner has initially selected the ADG Systematic Macro Fund’s strategy for the Registrant’s assets allocated to ADG. This trading may be conducted either directly or indirectly through an investment in CMF ADG Master Fund LLC (the “Master Fund”) for which the General Partner is the trading manager and ADG is the advisor.

ADG shall trade the initial allocation indirectly through the Master Fund at a trading level with a target annualized volatility of 20%. The General Partner and ADG may agree in writing to change the trading level applied to the assets allocated to ADG by the General Partner from time to time.

Pursuant to the ADG Management Agreement, the Registrant will pay ADG a monthly management fee equal to 1/12 of 1.00% (1.00% per year) of the beginning of the month net asset value (as defined in the ADG Management Agreement) allocated to ADG. ADG also receives a semi-annual incentive fee equal to 25% of new trading profits (as defined in the ADG Management Agreement) earned by ADG in each semi-annual period.

The ADG Management Agreement expires on January 31, 2020. If it is not terminated as of that date, it shall automatically renew for an additional one-year period and shall continue to renew for additional one-year periods until it is otherwise terminated pursuant to the terms of the ADG Management Agreement.

The ADG Management Agreement is filed herewith as Exhibit 10.1, and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

Effective January 31, 2019, the General Partner terminated the management agreement, dated as of January 1, 2019, by and among Willowbridge Associates Inc. (“Willowbridge”), the General Partner and the Registrant (the “Willowbridge Management Agreement”), pursuant to which Willowbridge managed the portion of the Registrant’s assets allocated to it. The General Partner terminated the Willowbridge Management Agreement because Willowbridge is no longer trading on behalf of the Registrant.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibits are filed herewith.

Exhibit No.	Description

10.1	Management Agreement, dated as of February 1, 2019, by and among the Registrant, the General Partner and ADG.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERES TACTICAL GLOBAL L.P.
By:	Ceres Managed Futures LLC, General Partner

By:	/s/ Patrick T. Egan
Patrick T. Egan President and Director

Date: February 6, 2019